UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2021

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55782	32-0506267
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 8.01. Other Events.

For the year ended December 31, 2020, Inpoint Commercial Real Estate Income, Inc. (the “Company”) paid cash dividends of approximately $9,495,153.  For income tax purposes, 76.6% were treated as ordinary dividends and 23.4% were treated as nondividend distributions (which are treated for income tax purposes as a return of capital to the extent of a stockholder’s basis in its shares and thereafter as capital gain).  The following table denotes the nature of the Company’s monthly cash dividends paid in 2020 for income tax purposes only. Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2020.  All amounts are stated in dollars per share.

Record Date(s)	Distribution Payment Date	Total Cash Dividends	Ordinary Dividend	Capital Gain	Nondividend Distributions

Class P Common Stock:
December 31, 2019	January 17, 2020	$0.160000	$0.122538	$—	$0.037462
January 31, 2020	February 19, 2020	$0.160000	$0.122538	$—	$0.037462
February 29, 2020	March 18, 2020	$0.160000	$0.122538	$—	$0.037462
July 31, 2020	August 18, 2020	$0.071467	$0.054734	$—	$0.016733
August 31, 2020	September 17, 2020	$0.073333	$0.056163	$—	$0.017170
September 30, 2020	October 19, 2020	$0.075000	$0.057440	$—	$0.017560
October 31, 2020	November 18, 2020	$0.075000	$0.057440	$—	$0.017560
November 30, 2020	December 17, 2020	$0.075000	$0.057440	$—	$0.017560

Class A Common Stock:
December 31, 2019	January 17, 2020	$0.135000	$0.103392	$—	$0.031608
January 31, 2020	February 19, 2020	$0.135000	$0.103392	$—	$0.031608
February 29, 2020	March 18, 2020	$0.135000	$0.103392	$—	$0.031608
July 31, 2020	August 18, 2020	$0.071467	$0.054734	$—	$0.016733
August 31, 2020	September 17, 2020	$0.073333	$0.056163	$—	$0.017170
September 30, 2020	October 19, 2020	$0.075000	$0.057440	$—	$0.017560
October 31, 2020	November 18, 2020	$0.075000	$0.057440	$—	$0.017560
November 30, 2020	December 17, 2020	$0.075000	$0.057440	$—	$0.017560

Class D Common Stock:
December 31, 2019	January 17, 2020	$0.129682	$0.099319	$—	$0.030363
January 31, 2020	February 19, 2020	$0.129698	$0.099331	$—	$0.030367
February 29, 2020	March 18, 2020	$0.130037	$0.099590	$—	$0.030446
July 31, 2020	August 18, 2020	$0.066918	$0.051250	$—	$0.015668
August 31, 2020	September 17, 2020	$0.068772	$0.052670	$—	$0.016102
September 30, 2020	October 19, 2020	$0.070580	$0.054055	$—	$0.016525
October 31, 2020	November 18, 2020	$0.070587	$0.054060	$—	$0.016527
November 30, 2020	December 17, 2020	$0.070426	$0.053936	$—	$0.016489

Class I Common Stock:
December 31, 2019	January 17, 2020	$0.135000	$0.103392	$—	$0.031608
January 31, 2020	February 19, 2020	$0.135000	$0.103392	$—	$0.031608
February 29, 2020	March 18, 2020	$0.135000	$0.103392	$—	$0.031608
July 31, 2020	August 18, 2020	$0.071467	$0.054734	$—	$0.016733
August 31, 2020	September 17, 2020	$0.073333	$0.056163	$—	$0.017170
September 30, 2020	October 19, 2020	$0.075000	$0.057440	$—	$0.017560
October 31, 2020	November 18, 2020	$0.075000	$0.057440	$—	$0.017560
November 30, 2020	December 17, 2020	$0.075000	$0.057440	$—	$0.017560

Class T Common Stock:
December 31, 2019	January 17, 2020	$0.116917	$0.089543	$—	$0.027375

January 31, 2020	February 19, 2020	$0.116972	$0.089584	$—	$0.027387
February 29, 2020	March 18, 2020	$0.118120	$0.090464	$—	$0.027656
July 31, 2020	August 18, 2020	$0.055998	$0.042887	$—	$0.013111
August 31, 2020	September 17, 2020	$0.057822	$0.044284	$—	$0.013538
September 30, 2020	October 19, 2020	$0.059969	$0.045928	$—	$0.014041
October 31, 2020	November 18, 2020	$0.059444	$0.045526	$—	$0.013918
November 30, 2020	December 17, 2020	$0.059993	$0.045946	$—	$0.014047

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

By:	/s/ Catherine L. Lynch
Name:	Catherine L. Lynch
Title:	Chief Financial Officer
Date:	January 22, 2021

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